Exhibit 10.5

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is executed by and among the following Parties on October 21, 2019 in Beijing, the People’s Republic of China (“China” and for the purposes of this Agreement, excludes Hong Kong, Macau and Taiwan):

Party A:	Beijing Burning Rock Biotech Limited, a wholly foreign-owned enterprise incorporated and existing in accordance with the Chines laws with Unified Social Credit Code 911101073970319399, whose address is at 2002, 17/F, House 18, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing (the “Pledgee”);

Party B:

HAN Yusheng (ID card number : ***) ;

NAN Xia (ID card number : ***) ;

LU Gang (ID card number : ***) ;

WU Zhigang (ID card number : ***) ;

ZHOU Dan (ID card number : ***) ;

SHAO Liang (ID card number : ***) ;

SI Peijing (ID card number : ***) ;

CHUAI Shaokun (ID card number : ***) ;

YIN Dong (ID card number : ***) ;

ZHAO Jin (ID card number : ***) ;

Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership) with the Unified Social Credit Code : 91440300359751396F ;

Beijing Boleyou Management Consultation Center (Limited Partnership) with Unified Social Credit Code : 91110105MA01N1BX62

(Party B hereinafter referred to collectively as the “Pledgors”);

Party C:	Burning Rock (Beijing) Biotechnology Co., Ltd., a limited liability company incorporated and existing in accordance with Chines laws, with Unified Social Credit Code 911103020896589672, whose address is at 2002, 17/F, House 18, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing.

In this Agreement, the Pledgee, the Pledgors and Party C are hereinafter each referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

1.

The Pledgors are holding 100% of the equity of Party C. Party C is company registered in Beijing, China with limited liability, and is engaged in the technology development, transfer, consultation and promotion services, software development as well as investment management. Party C acknowledges the respective rights and obligations of the Pledgors and the Pledgee hereunder and agrees to provide any necessary assistance in the registration of such Right of Pledge;

2.

The Pledgee is a wholly foreign-owned enterprise incorporated in Beijing, China. The Pledgee and Party C executed an Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”) on October 21, 2019. On October 21, 2019, the Pledgors, Party C and the Pledgee executed an Exclusive Option Agreement (the “Exclusive Option Agreement”). On October 21, 2019, each Pledgor executed an Agreement for Power of Attorney (the “Power of Attorney”, together with Exclusive Business Cooperation Agreement and the Exclusive Option Agreement, the “Project Agreements” );

3.

In order to ensure, among others, that : (A) the Pledgee will receive all payment that become due from the Party C under the Exclusive Business Cooperation Agreement, including but not limited to the service fee, (B) the Pledgee will exercise its Purchasing Right (equity) and/or Purchasing Right (assets) under the Exclusive Option Agreement effectively, and (C) the Pledgee will exercise its voting right under the Power of Attorney, the Pledgors pledge all of the equity interest owned by them in Party C to the Pledgee for the performance of each obligations by Party C and the Pledgors of the Project Agreements.

In view of the above, the Parties agree to execute this Agreement in accordance with the following terms.

1.	Definitions

Unless otherwise specified herein, the following words shall have the meanings ascribed to them below:

1.1

“Right of Pledge” shall mean the security interest granted by the Pledgors to the Pledgee pursuant to Article 2 hereof, i.e., the Pledgee’s right to be paid in priority with the price at which the Equity is transferred, auctioned or sold.

1.2

“Equity” shall mean 100% of the equity legally held by the Pledgors in the Party C, i.e., the 45.91% of the equity held by the Pledgor HAN Yusheng in Party C, the 18.11% of the equity held by the Pledgor NAN Xia in Party C, the 7.06% of the equity held by the Pledgor LU Gangin Party C, the 3.22% of the equity held by the Pledgor WU Zhigang in Party C, the 2.71% of the equity held by the Pledgor ZHOU Dan in Party C, the 1.72% of the equity held by the Pledgor SHAO Liang in Party C, the 1.95% of the equity held by the Pledgor SI Peijing in Party C, the 3.18% of the equity held by the Pledgor CHUAI Shaokun in Party C, the 0.45% of the equity held by the Pledgor YIN Dong in Party C, the 8.76% of the equity held by the Pledgor ZHAO Jin in Party C, the 5.97% of the equity held by the PledgorGrowth No. 12 Investment (Shenzhen) Partnership (Limited Partnership) in Party C, the 0.95% of the equity held by the Pledgor Beijing Boleyou Management Consultation Center (Limited Partnership) in Party C and the increased amount injected and the dividend under the Articles 2.3 and 2.4, if any.

1.3	“Term of Pledge” shall mean the term provided for in Article 3 hereof.

1.4	“Project Agreements” mean the term provided for in preamble hereof.

1.5	“Contractual Obligations” mean all contractual obligations to be performed by the Pledgors and Party C hereunder and the Project Agreements.

1.6

“Secured Debt” shall mean the payment and other obligation of the Party C under the Exclusive Business Cooperation Agreement, the obligation of the Party C and the Pledgors under the Exclusive Option Agreement and the Agreement for Power of Attorney, and all direct, indirect and derivative losses and loss of predictable interests suffered by the Pledgee as a result of any Event of Default (as defined below) by any Pledgors and/or Party C. Basis for the amount of such losses includes but is not limited to the Pledgee’s reasonable business plan and earnings estimate, fees payable by Party C under the Exclusive Business Cooperation Agreement, and all costs incurred by the Pledgee to force the Pledgors and/or the Company to perform their Contractual Obligations.

1.7	“Event of Default” shall mean any circumstance specified in Article 7 hereof.

1.8	“Default Notice” shall mean notice issued by the Pledgee in accordance with this Agreement to declare any Event of Default.

2.	Right of Pledge

2.1	As a guarantee of the Secured Debt, the Pledgors hereby agree to pledge all of the Equity to the Pledgee. The Party C hereby agrees to the pledge of Equity to the Pledgee by the Pledgors hereunder.

2.2	The Pledgors undertake that they shall be responsible for the entry of pledge of the Equity hereunder in the register of shareholders of Party C.

2.3

With the prior written consent of the Pledgee, the Pledgors may increase the capital of Party C. The amount of additional contribution made by the Pledgors in the registered capital of the Party C due to capital increase also falls under the Equity. The Pledgors undertake that, within ten (10) working days from the capital increase, the pledge of Equity, being the amount of additional contribution made under this Article 2.3 shall be entered in the register of shareholders of Party C and an application thereof shall be made to the Registration Authority (as defined below).

2.4

During the term of Pledge, the Pledgee shall have the right to collect the income (including but not limited to dividends and profits) arising from the Equity. Only with the prior written consent of the Pledgee, the Pledgors may receive dividends or profits in respect of the Equity. The dividends or profits received by the Pledgors on the Equity shall be deposited into an account designated and supervised by the Pledgee and used first for paying off the Secured Debts.

3.	Term of Pledge

3.1

The Right of Pledge shall take effect upon the registration thereof with the local bureau of State Administration for Market Regulation at the place where Party C is located (hereinafter referred to as the “Registration Authority”). The Parties agree that within ten (10) days from the date of execution hereof, the Pledgors and Party A shall file an application with the Registration

Authority for the registration of the equity pledge. The Parties further agree that, within ten (10) working days as of the date of formal acceptance by the Registration Authority of the application for equity pledge registration, all formalities for equity pledge registration shall be completed, a registration notice issued by the Registration Authority shall be obtained, and the equity pledge shall be recorded completely and accurately on the equity pledge register by the Registration Authority.

3.2	The term hereof shall expire upon the performance of the Contractual Obligations in full or the settlement of the Secured Debts in full.

4.	Custody of Equity Records

4.1

During the Term of Pledge provided for herein, the Pledgors shall deliver within a five (5) days upon the execution hereof the register of shareholders on which the Right of Pledge is recorded to the Pledgee for custody. The Pledgee shall keep such documents throughout the Term of Pledge provided for herein.

4.2

During the Term of Pledge, the Pledgee shall have the right to collect the dividends arising from the Equity. With the prior written consent of the Pledgee, the Pledgors may receive dividends or profits in respect of the Equity. The dividends or profits received by the Pledgors on the Equity shall be, after deductions are made to pay the income tax payable by the Pledgors, at the request of the Pledgee: (1) deposited into an account designated and supervised by the Pledgee and used for securing the obligations under the Transaction Documents and first for paying off the Secured Debts under the Transaction Documents; or (2) without violating Chinese laws, unconditionally granted to the Pledgee or any person designated by the Pledgee.

5.	Representations and Warranties of the Pledgors

5.1

The Pledgors are citizens/enterprises of China, having full capacity to act and legal rights and the ability to enter into this Agreement and assume legal obligations under this Agreement. The Agreement, when executed by the Pledgors, constitute their legal, valid and binding obligations.

5.2	Pledgors are the sole legal and beneficial owners of the Equity and there is no any disputes on the title of the Equity. The Pledgors have the right to dispose of the Equity and any parts thereof.

5.3	Other than this Right of Pledge, Pledgors have not created any security interest or other encumbrances on the Equity.

5.4

In relation to the execution and delivery hereof and the pledged of Equity hereunder, the Pledgors have obtained the necessary consent, permit, waiver, authorization of third parties or approval, permit, waiver of government authorities, or registration or application (if required by law, and except for the equity pledge registration) to the government authorities have been obtained or completed, which shall remain in full effect during the term hereof.

5.5

The Pledgors hereby undertake to the Pledgee that the above representations and warranties, prior to any time before the performance of the Contractual Obligations in full or the settlement of the Secured Debts in full, is true and correct and will be fully complied with.

6.	Undertakings and Further Consent of the Pledgors

6.1	During the term hereof, the Pledgors hereby undertake to the Pledgee that:

6.1.1

Except for performing the Exclusive Option Agreement, without the prior written consent of the Pledgee, the Pledgors may not transfer the Equity or create or allow the existence of any security interest or other encumbrances thereon which may affect the rights and interests of the Pledgee in the Equity;

6.1.2

The Pledgors will forthwith notify the Pledgee of any event or any notice received by the Pledgor which may affect the Pledgee’s right to the Equity or any part thereof and any event or any notice received by the Pledgor which may affect any warranty or other obligations of the Pledgor arising from this Agreement.

6.2

The Pledgors agree that the right to the Equity obtained by the Pledgee in accordance with this Agreement may not be interrupted or obstructed by such Pledgor or any successor or representative thereof or any other person through legal procedure.

6.3

The Pledgors hereby undertake to the Pledgee that it will comply with and perform all warranties, undertakings, agreements, representations and conditions hereunder. Where any Pledgor fails to or partially perform its warranties, undertakings, agreements, representations and conditions, such Pledgor shall compensate the Pledgee for all losses resulting therefrom.

6.4	The Pledgors hereby waive their preemptive rights that they may be entitled to when the Pledgee exercises the Right of Pledge.

7.	Event of Default

7.1	Each of the following circumstances shall be deemed as an Event of Default:

7.1.1	Failure of payment in full of the service fee payable by the Party C under the Exclusive Business Cooperation Agreement or violation by Party C of other obligations thereunder;

7.1.2	Party C or any Pledgor violates any provisions of the Project Agreements;

7.1.3

Any representation or warranty made by any Pledgor in Article 5 hereof includes material misrepresentation or error, and/or any Pledgor violates any warranty in Article 5 hereof; or any Pledgor violates any undertakings and Further Consent in Article 6 hereof;

7.1.4	The Pledgors and Party C fail to complete the equity pledge registration with the Registration Authority as provided for in Article 3.1 hereof;

7.1.5	Any Pledgor or Party C violates any provisions hereof;

7.1.6	Unless specified in Article 6.1.1, any Pledgor transfers or intends to transfer or waives the Equity or assigns the Equity without the written consent of the Pledgee;

7.1.7

Any liability of the Pledgors from any loan from or any guarantee, compensation, undertaking or other debts to any third party: (1) is required to be repaid or performed in advance due to the Pledgor’s breach of contract; or (2) has become due but cannot be repaid or performed on time;

7.1.8	Any approval, license, permit or authorization of government authorities which makes this Agreement enforceable, legal and valid is withdrawn or suspended, becomes void, or is changed substantially;

7.1.9	The promulgation of applicable laws which makes this Agreement illegal or makes any Pledgor unable to continue to perform its obligations hereunder;

7.1.10	Any adverse change in the property owned by any Pledgor, causing the Pledgee to deem that such Pledgor’s ability to perform its obligations hereunder is affected;

7.1.11

Party C’s successor or trustee can only partially perform or refuses to perform the obligations under the Exclusive Business Cooperation Agreement or the payment obligations under the Exclusive Option Agreement; and

7.1.12	Any other circumstances under which the Pledgee is unable or may be unable to exercise the Rights of Pledge.

7.2

Upon knowing or noticing any circumstance specified in Article 7.1 or the occurrence of any event which may result in the aforesaid circumstances, the Pledgors shall forthwith notify the Pledgee in writing accordingly.

7.3

Unless the Event of Default specified in this Article 7.1 has been successfully settled to the satisfaction of the Pledgee, the Pledgee may issue upon or at any time after the occurrence of any Event of Default a Default Notice to any Pledgor, requesting the latter to forthwith pay all outstanding payment that become due and all payment become due and payable to the Pledgee under the Project Agreements, and/or exercise the Right of Pledge in accordance with the provisions of Article 8 hereof.

8.	Exercise of the Right of Pledge

8.1	Prior to the settlement in full of the Secured Debts and without the written consent of the Pledgee, no Pledgor may transfer its Equity in Party C or pledge the Equity to any third party.

8.2	The Pledgee may issue a Default Notice to the Pledgors at the time of exercising the Right of Pledge.

8.3	Subject to Article 7.3, the Pledgee may exercise the Right of Pledge upon Default Notice or at any time after the Default Notice is issued in accordance with Article 7.2.

8.4

The Pledgee may be paid in priority in accordance with legal procedures with the price at which all or part of the Equity pledged hereunder is transferred, auctioned or sold, until the outstanding payment and other payment which become due and payable to the Pledgee under the Project Agreements are fully offset.

8.5

When the Pledgee take action with the pledged Equity in accordance with this Agreement, the Pledgors and Party C shall render necessary assistance, so that the Pledgee may exercise the Right of Pledge pursuant to this Agreement.

9.	Transfer

9.1

Without the prior written consent of the Pledgee, the Pledgors may not assign its rights or delegate its obligations hereunder while the Pledgee may transfer at any time its rights and obligations hereunder without obtaining any consent of the Pledgors or the Party C, but the Pledgee shall issue notice to them within a reasonable period.

9.2	This Agreement shall be binding upon the Pledgors and its successors and permitted assignees, and shall be valid for the Pledgee and each of its successors and assignees.

9.3

The Pledgee may transfer at any time any and all of its rights and obligations hereunder and/or the Project Agreements to any (natural/legal) person designated by it, in which case the transferee shall enjoy the rights and bear the obligations of the Pledgee hereunder, as if it were an original party hereto. When the Pledgee transfers any of its rights and obligations under the Project Agreements, at the request of the Pledgee, the Pledgors shall execute relevant agreements or other documents in relation to such transfer.

9.4

Where the Pledgee is changed as a result of the transfer, at the request of the Pledgee, the Pledgors shall execute with the new Pledgee a new pledge agreement with the same terms and conditions as that of this Agreement and signed updated Exclusive Business Cooperation Agreement, Exclusive Option Agreement and Power of Attorney.

9.5	The Pledgors shall strictly comply with the provisions of this Agreement and other contracts or documents executed jointly or separately by the Parties or any Party, including the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney granted to the Pledgee, perform their obligations under this Agreement and other contracts, and not engage in any act/omission that may affect the validity and enforceability thereof. Unless instructed by the Pledgee in writing, the Pledgors may not exercise any residual right to the Equity hereunder.

10.	Termination and the Release of the Pledge

After the Pledgors and Party C have fully and completely performed all of their Contractual Obligations and paid off all Secured Debts, the Pledgee shall, at the request of the Pledgors, as soon as reasonably practicable, terminate the pledge of the pledged Equity hereunder, and cooperate with the Pledgors to handle formalities for cancelling the registration of the Equity in Party C’s register of shareholders and for cancelling the registration of pledge with relevant administration for industry and commerce.

11.	Costs and other Fees

All fees and actual expenditures in relation to this Agreement, including but not limited to the lawyer’s fee, cost of production, stamp duty, and any other taxes and costs shall be borne by Party C. Where any applicable law requires that the Pledgee shall bear some relevant taxes and fees, the Pledgors shall cause Party C to repay in full the taxes and fees that have been paid by the Pledgee.

12.	Confidentiality

The Parties acknowledge that any oral or written information exchanged in respect hereof shall be confidential information. Each Party shall keep confidential all such information and, without the written consent of the other Parties, may not disclose to any third party any relevant information, unless: (a) the public is or will be aware of such information (which is not caused by any disclosure by the receiving Party to the public); (b) such information shall be disclosed as required by applicable laws or the rules or provisions of any securities exchange; or (c) any Party is required to disclose such information to its legal consultant or financial consultant with respect to any transaction provided for hereunder, and such legal consultant or financial consultant is also required to be bound by confidentiality obligation similar to that provided for in this clause. The disclosure of any confidential information by any staff or organization employed by any Party shall be deemed as disclosure of such confidential information by such Party, and such Party shall bear legal liability for its violation hereof. This clause shall survive the termination hereof for whatever reason.

13.	Governing Laws and Dispute Settlement

13.1	The execution, effectiveness, interpretation and performance hereof and the settlement of disputes hereunder shall be governed by the Chinese laws.

13.2

Any dispute arising from the interpretation and performance hereof shall be settled by the Parties through friendly negotiation first. Where the Parties fail to reach any agreement on the settlement of such dispute within 30 days after a request for settlement of the dispute through negotiation is made by any Party to the other Parties, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its then effective arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

13.3

Where any dispute arises from the interpretation and performance hereof, or during the period when any dispute is subject to arbitration, except for the matters under dispute, the Parties hereto shall continue to exercise their respective rights and perform their respective obligations hereunder.

14.	Notice

14.1

All notices and other communications to be sent as required or permitted hereunder shall be sent by hand or postage prepaid registered mail, commercial courier service or fax to the following address of the receiving Party. For each notice, a confirmation letter shall be sent via email. Such notice shall be deemed effectively delivered on:

14.1.1	the date of delivery or rejection at the designated receiving address, if sent by hand, courier service or postage prepaid registered mail.

14.1.2	the date of successful transmission (evidenced by an automatically generated message confirming the transmission), if sent by fax.

14.2	Any Party may change at any time its address for the receipt of notices by notifying the other Parties in accordance with the terms of this clause.

15.	Severability

Where any provision(s) hereof is/are determined by any laws or regulations to be void, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or damaged in any respect. The Parties shall endeavor through bona fide negotiation to replace such void, illegal or unenforceable provision(s) with valid provision(s) to the maximum extent permitted by laws and expected by the Parties, and the economic effects of such valid provision(s) shall be similar to that of such void, illegal or unenforceable provision(s).

16.	Appendix

The appendices listed herein shall be an integral part hereof.

17.	Effectiveness

17.1

This Agreement shall take effect on the date of execution hereof by the Parties. Any amendments, modifications and supplements hereto shall be made in writing and take effect after the signature or seal of the Parties.

17.2

Except for any written amendment, supplement or modification hereto made after the execution hereof, this Agreement shall constitute the entire agreement among the Parties in respect of the subject matter hereof, and supersede all prior oral and written negotiation, statements and contracts, including the Equity Pledge Agreement signed on January 4, 2019 among the Party A and the Party B (other than Beijing Boleyou Management Consultation Center (Limited Partnership)) and the Party C, reached by them with respect to the subject matter hereof.

17.3	This Agreement is written in Chinese in fourteen (14) counterparts, with the Pledgors, the Pledgee and Party C holding one copy respectively, each of which shall have the same legal force and effect.

— The following is the signature page —

[this is a signature page of the Equity Pledge Agreement and the remainder of which is intentionally left blank]

Party A:

Beijing Burning Rock Biotech Limited (Seal)

Signature:	/s/ HAN Yusheng
Name: HAN Yusheng
Title: Legal Representative

[this is a signature page of the Equity Pledge Agreement and the remainder of which is intentionally left blank]

Party B:

HAN Yusheng		NAN Xia

Signature:	/s/ HAN Yusheng	Signature:	/s/ NAN Xia

LU Gang		WU Zhigang

Signature:	/s/ LU Gang	Signature:	/s/ WU Zhigang

ZHOU Dan		SHAO Liang

Signature:	/s/ ZHOU Dan	Signature:	/s/ SHAO Liang

SI Peijing		CHUAI Shaokun

Signature:	/s/ SI Peijing	Signature:	/s/ CHUAI Shaokun

YIN Dong		ZHAO Jin

Signature:	/s/ YIN Dong	Signature:	/s/ ZHAO Jin

[this is a signature page of the Equity Pledge Agreement and the remainder of which is intentionally left blank]

Party B :

Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership) (Seal)

Signature:	/s/ ZHOU Kexiang
Name: ZHOU Kexiang
Title: Authorized representative

[this is a signature page of the Equity Pledge Agreement and the remainder of which is intentionally left blank]

Party B:

Beijing Boleyou Management Consultation Center (Limited Partnership) (Seal)

Signature:	/s/ HAN Yusheng
Name: HAN Yusheng
Title: Authorized representative

[this is a signature page of the Equity Pledge Agreement and the remainder of which is intentional left blank]

Party C:

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Signature:	/s/ HAN Yusheng
Name: HAN Yusheng
Title: Legal Representative

Appendices:

Appendix 1: Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

Appendix 2: Register of Shareholders of Burning Rock (Beijing) Biotechnology Co., Ltd.

Appendix I

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 001)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	HAN Yusheng

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB3,545,633

note:	This is to certify that HAN Yusheng holds RMB 3,545,633 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 45.91% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 45.91% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 002)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB 7,723,649.57

Name of Shareholder:	NAN Xia

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB1,398,936

note:	This is to certify that NAN Xia holds RMB 1,398,936 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 18.11% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 18.11% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 003)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	LU Gang

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB545,645

note:	This is to certify that LU Gang holds RMB545,645 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 7.06% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 7.06% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 004)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB 7,723,649.57

Name of Shareholder:	WU Zhigang

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB248,889.54

note:	This is to certify that WU Zhigang holds RMB 248,889.54 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 3.22% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 3.22% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 005)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	ZHOU Dan

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB209,500.62

note:	This is to certify that ZHOU Dan holds RMB 209,500.62 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 2.71% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 2.71% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 006)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	SHAO Liang

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB132,885

note:	This is to certify that SHAO Liang holds RMB 132,885 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 1.72% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 1.72% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 007)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	SI Peijing

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB150,377

note:	This is to certify that SI Peijing holds RMB 150,377 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 1.95% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 1.95% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 008)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	CHUAI Shaokun

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB245,790

note:	This is to certify that CHUAI Shaokun holds RMB 245,790 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 3.18% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 3.18% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 009)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	YIN Dong

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB34,973

note:	This is to certify that YIN Dong holds RMB 34,973 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 0.45% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 0.45% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 010)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	ZHAO Jin

Shareholder’s ID card number:	***

Capital paid-up by the Shareholder:	RMB676,723

note:	This is to certify that ZHAO Jin holds RMB 676,723 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 8.76% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 8.76% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 011)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership)

Shareholder’s Unified Social Credit Code:	91440300359751396F

Capital paid-up by the Shareholder:	RMB461,024

note:	This is to certify that Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership) holds RMB 461,024 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 5.97% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 5.97% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Capital Contribution Certificate of Burning Rock (Beijing) Biotechnology Co., Ltd.

(code: 012)

Name of the Company :	Burning Rock (Beijing) Biotechnology Co., Ltd.

Date of Establishment :	January 7, 2014

Registered Capital:	RMB7,723,649.57

Name of Shareholder:	Beijing Boleyou Management Consultation Center (Limited Partnership)

Shareholder’s Unified Social Credit Code: :	91110105MA01N1BX62

Capital paid-up by the Shareholder:	RMB 73,273.41

note:	This is to certify that Beijing Boleyou Management Consultation Center (Limited Partnership) holds RMB73,273.41 in the registered capital of Burning Rock (Beijing) Biotechnology Co., Ltd., accounting for 0.95% of the equity thereof. Under the Equity Pledge Agreement executed on October 21, 2019, such 0.95% of the equity has all been pledged to Beijing Burning Rock Biotech Limited and the pledge registration to the Registration Authority has been completed.

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Legal Representative : /s/ HAN Yusheng

Date: October 21, 2019

Appendix 2

Burning Rock (Beijing) Biotechnology Co., Ltd.

October 21, 2019

Name of Shareholder:	ID number/Unified Social Credit Code	Capital injected	Equity pledged
HAN Yusheng	***	Capital Contribution Certificate : code 001 Capital injected: RMB3,545,633 % of registered capital : 45.91%	Such 45.91% of the equity held by HAN Yusheng has all been pledged to Beijing Burning Rock Biotech Limited.

NAN Xia	***	Capital Contribution Certificate : code 002 Capital injected: RMB1,398,936 % of registered capital : 18.11%	Such 18.11% of the equity held by NAN Xia has all been pledged to Beijing Burning Rock Biotech Limited.

LU Gang	***	Capital Contribution Certificate : code 003 Capital injected: RMB545,645 % of registered capital : 7.06%	Such 7.06% of the equity held by LU Gang has all been pledged to Beijing Burning Rock Biotech Limited.

WU Zhigang	***	Capital Contribution Certificate : code 004 Capital injected: RMB248,889.54 % of registered capital : 3.22%	Such 3.22% of the equity held by WU Zhigang has all been pledged to Beijing Burning Rock Biotech Limited.

Name of Shareholder:	ID number/Unified Social Credit Code	Capital injected	Equity pledged
ZHOU Dan	***	Capital Contribution Certificate : code 005 Capital injected: RMB209,500.62 % of registered capital : 2.71%	Such 2.71% of the equity held by ZHOU Dan has all been pledged to Beijing Burning Rock Biotech Limited.

SHAO Liang	***	Capital Contribution Certificate : code 006 Capital injected: RMB132,885 % of registered capital : 1.72%	Such 1.72% of the equity held by SHAO Liang has all been pledged to Beijing Burning Rock Biotech Limited.

SI Peijing	***	Capital Contribution Certificate : code 007 Capital injected: RMB150,337 % of registered capital : 1.95%	Such 1.95% of the equity held by SI Peijing has all been pledged to Beijing Burning Rock Biotech Limited.

CHUAI Shaokun	***	Capital Contribution Certificate : code 008 Capital injected: RMB245,790 % of registered capital : 3.18%	Such 3.18% of the equity held by CHUAI Shaokun has all been pledged to Beijing Burning Rock Biotech Limited.

YIN Dong	***	Capital Contribution Certificate : code 009 Capital injected: RMB34,973 % of registered capital : 0.45%	Such 0.45% of the equity held by YIN Dong has all been pledged to Beijing Burning Rock Biotech Limited.

Name of Shareholder:	ID number/ Unified Social Credit Code	Capital injected	Equity pledged
ZHAO Jin	***	Capital Contribution Certificate : code 010 Capital injected: RMB676,723 % of registered capital : 8.76%	Such 8.76% of the equity held by ZHAO Jin has all been pledged to Beijing Burning Rock Biotech Limited.

Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership)	91440300359751396F	Capital Contribution Certificate : code 011 Capital injected: RMB461,024 % of registered capital : 5.97%	Such 5.97% of the equity held by Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership) has all been pledged to Beijing Burning Rock Biotech Limited.

Beijing Boleyou Management Consultation Center (Limited Partnership)	91110105MA01N1BX62	Capital Contribution Certificate : code 012 Capital injected: RMB73,273.41 % of registered capital : 0.95%	Such 0.95% of the equity held by Beijing Boleyou Management Consultation Center (Limited Partnership) has all been pledged to Beijing Burning Rock Biotech Limited.

The Company: Burning Rock (Beijing) Biotechnology Co., Ltd.

Legal Representative : /s/ HAN Yusheng